UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 12, 2025

TETRA Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	New York Stock Exchange
Preferred Share Purchase Right	NA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2025, the Board of Directors (the “Board”) of TETRA Technologies, Inc. (the “Company”) approved, subject to stockholder approval, the Company’s Third Amended and Restated 2018 Equity Incentive Plan (the “Amended Plan”), to (i) increase the number of shares of common stock available for issuance under the Amended Plan (including as awards of incentive stock options) by 4,000,000 and (ii) enhance certain governance provisions within the Amended Plan, including the express prohibition on the payment of dividends and dividend equivalents on unvested awards.

After taking into account this increase and subject to adjustment as provided for in the Amended Plan, the total number of shares of the Company’s common stock available for issuance under the Amended Plan (including as awards of incentive stock options) is equal to 20,365,000, including awards made under the Company’s 2018 Equity Incentive Plan, its First Amended and Restated 2018 Equity Incentive Plan, and its Second Amended and Restated 2018 Equity Incentive Plan prior to the approval of the Amended Plan. As further described below under Item 5.07 of this Current Report on Form 8-K, on June 12, 2025, at the Company’s annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amended Plan that the Board had previously adopted on April 16, 2025, making the Amended Plan effective upon shareholder approval.

A detailed summary of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”) in the section entitled “Proposal No. 4: Approval of the Third Amended and Restated 2018 Equity Incentive Plan”, which description is incorporated in its entirety in this Item 5.02 by reference. The foregoing description of the Amended Plan in this current Report on Form 8-K does not purport to be a complete description of all the provisions of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting was held on June 12, 2025.
(b)	The following matters were voted upon by the stockholders of the Company at the Annual Meeting:
Item 1 – the election of eight members to the Company’s Board of Directors;
Item 2 – the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;
Item 3 – ratification of the approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
Item 4 – approval of the Company’s Third Amended and Restated 2018 Equity Incentive Plan.

The matters listed above are described in detail in the Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-votes
Thomas R. Bates, Jr.	84,919,607	6,007,728	18,490,972
Christian A. Garcia	84,963,132	5,964,203	18,490,972
John F. Glick	84,895,340	6,031,995	18,490,972
Angela D. John	83,842,379	7,084,956	18,490,972
Sharon B. McGee	85,132,490	5,794,845	18,490,972
Brady M. Murphy	85,716,198	5,211,137	18,490,972
Julia A. Sloat	85,915,964	5,011,371	18,490,972
Shawn D. Williams	85,919,957	5,007,378	18,490,972

As previously disclosed in the Proxy Statement, in connection with the Annual Meeting, Mark E. Baldwin’s service as a director concluded upon the expiration of his term at the Annual Meeting.

Item 2 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
80,134,895	10,467,685	324,755	18,490,972

Item 3 – Ratification of Auditors – the stockholders approved the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2025. The votes were as follows:

Votes For	Votes Against	Votes Abstained
109,190,195	211,822	16,290

Item 4 – Approval of the Company’s Third Amended and Restated 2018 Equity Incentive Plan – the stockholders approved the Amended Plan. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
81,154,057	9,361,597	411,681	18,490,972

Item 8.01 Other Events.

Following the Annual Meeting, John F. Glick was reappointed as Chair of the Board. In addition, the committees of the Board were reconstituted as follows:

Audit Committee:
Christian A. Garcia, Chair
Angela D. John
Julia A. Sloat
Shawn D. Williams

Human Capital Management and Compensation Committee:
Thomas R. Bates, Jr., Chair
Sharon B. McGee
Shawn D. Williams

Nominating, Governance and Sustainability Committee:
Sharon B. McGee, Chair
Angela D. John
Julia A. Sloat

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1	TETRA Technologies, Inc. Third Amended and Restated 2018 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Brady M. Murphy
Brady M. Murphy
President and
Chief Executive Officer

Date:	June 12, 2025
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